UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 16, 2004


                     Century Pacific Financial Corporation
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             (Exact name of registrant as specified in its chapter)


    Delaware                       0-16075                       86-0449546
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                   1505 E. Weber, Suite 120, Tempe, AZ 85281
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  480-966-6115


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         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     Strategic  Alliance  Agreement  was signed on April 16,  2004  between  the
Company and a Biotechnology research firm, Cryptic Afflictions, LLC. The agreement involves the use of Century Pacific Financial Corp.'s assets to assist Cryptic Afflictions with their FDA approval for a new Virus technology. A Press Release regarding this agreement is planned to be issued on or about April 20, 2004.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Registrant: CENTURY PACIFIC FINANCIAL CORPORATION


Date: April 19, 2004                       By:  /s/ David L. Hadley
                                                --------------------------------
                                                David L. Hadley
                                                President





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